                                                                   Exhibit 23.02


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed registration statements:

REGISTRATION STATEMENTS ON FORM S-3:


Registration Number                    Date Filed
-------------------                    ----------
33-92014                               May 8, 1995
33-92852                               May 30, 1995
333-1674                               February 26, 1996
333-16111                              November 14, 1996
333-21261                              February 6, 1997
333-26633                              May 7, 1997
333-31273                              July 15, 1997
333-39535                              November 5, 1997
333-43355                              December 29, 1997
333-46747                              February 23, 1998
333-48997                              March 31, 1998
333-50993                              April 24, 1998
333-61083                              August 10, 1998
333-65197                              October 1, 1998
333-67727                              November 23, 1998
333-78961                              May 20, 1999
333-82992                              February 19, 2002

REGISTRATION STATEMENTS ON FORM S-8:


Name                                                         Registration Number         Date Filed
----                                                         -------------------         ----------
1987-1991 Employee Stock Option Plan                         33-77384                    April 6, 1994
1993 Director Stock Option Plan                              33-77386                    April 6, 1994
1993 Employee Stock Option Plan                              33-77390                    April 6, 1994
1993 Management Stock Option Plan                            33-77388                    April 6, 1994
1997 Employee Stock Purchase Plan                            333-21963                   February 18, 1997
1998 Stock Incentive Plan                                    333-62011                   August 21, 1998
1993 Employee Stock Option Plan and
     Employee Stock Purchase Plan                            33-77390                    September 14, 1998


/s/ ARTHUR ANDERSEN LLP

Baltimore, Maryland,
March 25, 2002